SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-2.

                                STANDARD FUNDING CORP.
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(Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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      |_| Fee paid previously with preliminary materials.

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      |_| Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

      1) Amount Previously Paid: ________________________________________
      2) Form, Schedule or Registration Statement No.: __________________
      3) Filing Party: __________________________________________________
      4) Date Filed: ____________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             STANDARD FUNDING CORP.
                                   TO BE HELD
                                  JUNE 5, 1998

To the Holders of the Common Stock of
      STANDARD FUNDING CORP.:

      PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of STANDARD FUNDING CORP. (the "Company") will be held at The Holiday Inn, 215 Sunnyside Boulevard, Plainview, New York 11803, in the West Room, on June 5, 1998 at 10:00 a.m., for the purpose of considering and acting upon the following matters, all as described in the accompanying Proxy Statement:

      1) To elect a Board of five Directors to hold office until the next annual meeting and until the election and qualification of their respective successors.

      2) To consider and act upon all other matters which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      The Board of Directors has set the close of business on Monday, April 20, 1998, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, and only shareholders of record on that date shall be entitled to notice of and to vote at said meeting.

      Your Proxy is enclosed. You are cordially invited to attend the meeting. If you do not expect to be present and wish your shares to be voted, you are requested to fill in, date, sign, and mail the enclosed Proxy promptly. A return envelope with prepaid postage is enclosed for your convenience. If you attend the Annual Meeting, your Proxy will be returned to you upon request to the Secretary.

                              By Order of the Board of Directors,

                         By: /s/ Joyce S. Karp
                            -------------------------------------------
                             Joyce S. Karp
                             Secretary

Dated: Woodbury, New York
       May 5, 1998

STANDARD FUNDING CORP.
335 Crossways Park Drive
Woodbury, New York 11797
(516) 364-0200

                             STANDARD FUNDING CORP.
                            335 Crossways Park Drive
                            Woodbury, New York 11797
                                 (516) 364-0200

                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 5, 1998

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of STANDARD FUNDING CORP. (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at The Holiday Inn, 215 Sunnyside Boulevard, Plainview, New York 11803, in the West Room, on June 5, 1998 at 10:00 a.m. and at any adjournments thereof. This Proxy Statement and the accompanying Proxy Card are being mailed to shareholders on or about May 5, 1998.

      Unless contrary instructions are indicated on the proxy, all valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for director named herein. If a shareholder specifies a different choice on the proxy, such shareholder's shares of Common Stock will be voted in accordance with such specifications.

      Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument revoking it, by presenting an executed proxy bearing a later date at the Annual Meeting, or by attending the Annual Meeting and voting in person.

      The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone and/or telegram by directors, officers and employees of the Company, without additional compensation for such solicitation activities. Arrangements will be made by the Company with its transfer agent, OTC Corporate Transfer Service Co; P.O. Box 501, Hicksville, New York 11801, to forward solicitation material to the beneficial owners of the shares held of record. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock held in their respective names.

                                VOTING SECURITIES

      The total number of authorized shares of capital stock of the Company is 5,000,000, of which 4,000,000 are shares of common stock, $.001 par value (the "Common Stock"), and 1,000,000 are shares of preferred stock, $.001 par value (the "Preferred Stock"). Of the shares of Common Stock authorized for issuance, 2,760,000 were issued and outstanding at April 21, 1998. Of the shares of Preferred Stock authorized for issuance, no shares were issued and outstanding at April 21, 1998. The Preferred Stock has no voting rights.

      Only shareholders of record at the close of business on Monday, April 20, 1998 have the right to receive notice of and to vote at the Annual Meeting and any adjournments thereof. Each share of Common Stock entitles the holder thereof to one vote. Under the New York Business Corporation Law, the presence, in person or by proxy, of shareholders holding a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are each included for purposes of determining the presence or absence of a sufficient number of shares to constitute a quorum for the transaction of business. With respect to the approval of any particular proposal, abstentions and broker non-votes are not counted in determining the number of votes cast.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth as of April 3, 1998, information with respect to (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, its only class of voting securities, (ii) the ownership of Common Stock by each current Director and nominee for election as director, (iii) the ownership of Common Stock by each executive officer named below in the "Summary Compensation Table" and (iv) the ownership of Common Stock by all current Directors and executive officers of the Company as a group. Except as otherwise provided in the footnotes to the table, the beneficial owners have sole voting and investment powers as to all securities.

Name and Address of           Amount and Nature of             Percentage
Beneficial Owner              Beneficial Ownership (1)         of Class (1)
-------------------           ------------------------         ------------

Alan J. Karp(2)                    623,800(3)                    22.6%(3)

David E. Fisher(2)                 623,800(3)                    22.6%(3)

Cambridge Management
 Corporation                       170,000                        6.2%
c/o Bernard G. Palitz
215 E. 68th Street, Apt 8-L
New York, NY 10021

James Faust(2)                       5,000(3)                      *

Joyce S. Karp(2)                     7,000(3)                      *

Richard Belz                        13,500(3)(4)                   *
c/o Redstone Securities, Inc.
101 Fairchild Avenue
Plainview, New York 11803

All Directors and executive
officers as a group (5 persons)  1,264,600                       46.1%
--------------------
* Less than 1 percent.

(1) Except as described in the footnotes below, all of the above shareholders were both the beneficial olders shareholders and shareholders of record of the shares listed as of April 3, 1998.

(2) The address for Messrs. Karp, Fisher and Faust and Mrs. Karp is c/o Standard Funding Corp., 335 Crossways Park Drive, Woodbury, New York 11797.

(3) Includes currently exerciseable options to purchase 5,000 shares of Common Stock at $4.375 per share under the Company's Equity Incentive Plan.

(4)   Includes 8,500 shares owned by Kathleen Belz, Richard Belz's wife.

                              ELECTION OF DIRECTORS

      It is intended that, unless otherwise indicated thereon, the proxies received will be voted in favor of the election of the five persons named below to serve as Directors until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. Although it is expected that each of the nominees will be available for election, if a nominee is not a candidate at the time the election occurs, it is intended that such proxies will be voted for the election of a substitute nominee selected by the Board of Directors, unless the Board chooses to reduce the number of Directors to the number of nominees then available for election. In this event, the proxies would be voted for the reduced number of nominees. Unless otherwise indicated on the enclosed Proxy Card, the votes represented by any proxy may be voted at the discretion of the person or persons voting the proxy. The five nominees receiving a plurality of the votes cast by the shareholders represented at the meeting, in person or by proxy, will be elected as Directors of the Company.

                BACKGROUND OF NOMINEES FOR ELECTION AS DIRECTORS

ALAN J. KARP

      Mr. Karp, 56 years of age, has served as Chairman of the Board, Chief Executive Officer, President and a Director since founding the Company in 1978. Prior to founding the Company, Mr. Karp held positions with three publicly-traded commercial finance companies. His last position prior to joining the Company was that of Senior Vice President of Commercial Alliance Corporation.

DAVID E. FISHER

      Mr. Fisher, 54 years of age, has been Treasurer and a Director of the Company since its inception in October 1978. He also served as Secretary of the Company from its inception until February 1987. Mr. Fisher held positions with two publicly-traded companies in the field of accounting and finance prior to joining the Company.

JAMES FAUST

      Mr. Faust, 77 years of age, has been a Director of the Company since 1984. Prior to his retirement in 1980, Mr. Faust acquired over thirty years of experience in the banking industry and was an assistant vice president of a New York bank.

JOYCE S. KARP

      Ms. Karp, 55 years of age, has been Secretary of the Company since February l987. She has served the Company in various capacities since its inception.

RICHARD BELZ

      Mr. Belz, 42 years of age, has been a Director, Vice President and Secretary of Redstone Securities, Inc., a full service brokerage house, since February 1988.

      The Board of Directors held one meeting in the year ended December 31, 1997 and acted at various times by consent during the course of the year. It is anticipated that immediately following the Annual Meeting, the Board of Directors will hold its Annual Meeting of the Board of Directors. At such meeting, it is anticipated that the current officers of the Company will be re-elected to serve in their present capacities until the next annual meeting of the Board of Directors or until their successors are duly elected and qualified. The Company, at this time, does not compensate its directors for their services in such capacity.

      The Board of Director's Equity Incentive Committee met once in the year ended December 31, 1997. The Equity Incentive Committee administers the Company's Equity Incentive Plan. The Audit Committee met once in the year ended December 31, 1997. The Audit Committee reviews and evaluates the results and scope of the audit and other services provided by the Company's independent accountants, as well as the Company's accounting principles and system of internal accounting controls. The Company had no nominating or other compensation committee of the Board of Directors or committee performing similar functions during the year ended December 31, 1997.

                                   MANAGEMENT

      The officers of the Company are as follows:

      Name                    Age           Office Held
      ----                    ---           -----------

      Alan J. Karp            56            President and Chief
                                            Executive Officer
      David E. Fisher         54            Treasurer and Chief
                                            Financial Officer
      Joyce S. Karp           55            Secretary

                             EXECUTIVE COMPENSATION

      The following table sets forth the aggregate compensation paid or accrued during the fiscal year ended December 31, l997 of the Chief Executive Officer and each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 for services in all capacities:

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term
                             Annual Compensation                      Compensation
                    ----------------------------------  ---------------------------------------
                                                        Number of   Long-Term
                                                        Shares      Incentive
Name and            Fiscal                              Underlying  Plan       All Other
Principal Position   Year    Salary    Bonus  Other(1)  Options     Payouts    Compensation (2)
------------------   ----    ------    -----  --------  -------     -------    ----------------
Alan J. Karp        1997    $188,050    --     $3,574    5,000         --            $6,118
 President, Chief   1996    $182,000    --     $3,949     --           --            $5,280
 Executive Officer  1995    $175,000    --     $3,949     --           --            $8,093

David E. Fisher     1997    $193,050    --     $6,857    5,000         --            $6,596
 Treasurer, Chief   1996    $187,000    --     $6,857     --           --            $7,125
 Financial Officer  1995    $180,000  $1,100   $1,619     --           --            $9,545

-------
(1) The reported amounts represent payments by the Company for company cars.

(2) The reported amounts paid consist of Company contributions under the Company's 401(k) and profit sharing plans.

                              EMPLOYMENT AGREEMENTS

      Mr. Karp and Mr. Fisher entered into employment agreements with the Company in July 1994, which provide for their full-time employment by the Company in the executive capacities indicated therein, with successive one-year renewal terms unless terminated by either party upon ninety days' written notice prior to any renewal term. Mr. Karp's agreement provides for a base salary of $188,050, a performance bonus awarded annually at the discretion of the Board of Directors, and such other benefits as may be generally provided by the Company to its employees. Mr. Fisher's agreement provides for a base salary of $193,050, a performance bonus awarded annually at the discretion of the Board of Directors or the Chief Executive Officer of the Company, and such other benefits as may be generally provided by the Company to its executive employees. In addition, both Mr. Karp and Mr. Fisher received grants of options under the Company's Equity Incentive Plan to purchase 5,000 shares each of the Company's Common Stock. The options are exercisable at $4.375 per share and terminate five years from the date of grant. Each employment agreement provides that in the event the Company exercises its right to terminate the agreement prior to any renewal term without cause, the

Company is obligated to make severance payments in the amount of one year's base salary. Both agreements contain customary confidentiality provisions and covenants not to compete with the Company for a period of one year following the date of termination.

                                   STOCK PLANS

Equity Incentive Plan

      The Board of Directors of the Company adopted, and the shareholders of the Company approved, an Equity Incentive Plan (the "Plan") on January 25, 1994 and February 7, 1994, respectively. The Plan covers 250,000 shares of Common Stock (subject to adjustments for stock splits and similar capital changes) and is intended to strengthen the Company's ability to attract and retain key employees, to provide an incentive for such employees to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company.

      The Plan provides for the grant of stock options (incentive and nonstatutory), stock appreciation rights, performance shares, restricted stock, stock units and other stock-based awards. Awards under the Plan can be granted to employees, consultants and non-employee directors as determined by a committee of at least two directors appointed by the Board of Directors to administer the Plan (The "Equity Incentive Committee") or, in the absence of the appointment by the Board of a Committee, by the Board of Directors. The Equity Incentive Committee selects the participants and establishes the terms and conditions of each option or other equity right granted under the Plan, including the exercise price, the number of shares subject to options or other equity rights and the time at which such options become exercisable. The exercise price of all "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, granted under the Plan must be at least equal to the fair market value of the option shares on the date of grant. The term of any incentive stock option granted under the Plan may not exceed ten years.

      The Board of Directors has appointed Alan J. Karp and David E. Fisher to the Equity Incentive Committee. On February 28, 1997, the committee awarded an aggregate of 58,525 five-year options to purchase shares of the Company's Common Stock at an exercise price of $4.375 per share.

Stock Option Grants in Last Fiscal Year

      The following table sets forth all stock options grants to the executive officers named in the Summary Compensation table during the year ended December 31, 1997:

                                              Individual Grants
                        -----------------------------------------------------------
                          Number of    % of Total
                         Securities   Options/SARS
                         Underlying    Granted to
                        Options/SARS  Employees in  Exercise or Base    Expiration
Name                      Granted      Fiscal Year    Price ($/Sh)         Date
----                    ------------  ------------  ----------------  -------------
Alan J. Karp........      5,000(1)        8.5%           $4.38        February 2002
David E. Fisher.....      5,000(1)        8.5%           $4.38        February 2002

-------
(1) Represents five-year qualified incentive stock options granted February 28, 1997, which were exerciseable on the date of grant.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth stock options exercised during the year ended December 31, 1997 and all unexercised stock options of the executive officers named in the Summary Compensation Table as of December 31, 1997:

                                                Number of              Value of Outstanding
                                           Outstanding Options       In-The-Money Options at
                    Shares                 at Fiscal Year-End           Fiscal Year-End(1)
                   Acquired     Value   --------------------------  --------------------------
Name             on Exercise  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
----             -----------  --------  -----------  -------------  -----------  -------------
Alan J. Karp         --          --        5,000          --            $0             --
David E. Fisher      --          --        5,000          --            $0             --

---------
(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of December 31, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      A portion of the commercial paper and subordinated debt (33.1% and 13% respectively) issued by the Company has been purchased by officers, directors and affiliates of the Company. Such commercial paper and subordinated debt has been issued at interest rates then prevailing in the commercial paper and subordinated debt markets and on terms customary in such markets. The maximum aggregate principal amount of commercial paper outstanding held by the officers, members of the Board of Directors and affiliates of the Company at any one time during 1995, 1996 and 1997 was $1,094,134, $876,396 and $804,957, respectively.
Interest expense incurred in connection with such commercial paper amounted to $73,008, $60,848 and $57,284 in 1995, 1996 and 1997, respectively. The maximum aggregate principal amount of subordinated debt outstanding held by the officers, members of Board of Directors and affiliates of the Company at any one time during 1995, 1996 and 1997 was $650,000, $650,000 and $650,000,
respectively. Interest expense incurred in connection with such subordinated debt amounted to $56,587, $92,805 and $91,500 in 1995, 1996 and 1997,
respectively.

      The Company completed its initial public offering of 1,060,000 shares of Common Stock in August 1994. In connection with the initial public offering, the lead underwriters received as additional compensation warrants entitling the lead underwriters (or their designees) to purchase up to 100,000 shares of Common Stock at $6.17 per share, exercisable until August 8, 1999. In addition, the Company entered into a three-year financial consulting agreement with Redstone Securities, Inc., the lead underwriter ("Redstone"), pursuant to which the Company is obligated to pay a fee of $9,800 in 1997 to Redstone. Richard Belz, a director of the Company, is a controlling person of Redstone.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act, requires the Company's Directors and officers and holders of more than 10% of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on a review of copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 1997, its officers and Directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) reporting requirements, except that each of Alan J. Karp, David E. Fisher, James Faust, Joyce S. Karp and Richard Belz inadvertently failed to timely file a required report on Form 5 reporting a grant of stock options within 45 days of the year ended December 31, 1997.

              INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Deloitte & Touche LLP, independent accountants, examined the Company's financial statements for the fiscal year ending December 31, 1997. The Board of Directors has appointed Deloitte & Touche LLP to serve as the Company's auditors for its year ending December 31, 1998.

      A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement at the meeting and is expected to be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

      A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 has been provided to all stockholders as of the record date. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      In order for a shareholder proposal to be considered for inclusion in the Company's proxy materials for the 1998 Annual Meeting, it must be received by the Company at 335 Crossways Park Drive, Woodbury, New York 11797, Attention:
Alan J. Karp, no later than December 7, 1998.

                                 OTHER BUSINESS

      The Board of Directors is not aware of any matters to come before the Annual Meeting other than the election of Directors. However, it is intended that the proxy solicited herein will be voted on any other matters that may properly come before the meeting in the discretion of the person or persons named in the enclosed form of proxy.

                                       By Order of the Board of Directors

                                   By: /s/ Joyce S. Karp
                                      ------------------------------------------
                                       Joyce S. Karp
                                       Secretary

Woodbury, New York
May 5, 1998